                             AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

          This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of June 30, 2001 by and among LearningStar
----------
Corp., a Delaware corporation (the "Company"), and certain stockholders of the
                                    -------
Company identified from time to time on Schedule A hereto.

                                   RECITALS:
                                   --------

          A. Concurrent with the execution and delivery of that certain Registration Rights Agreement, dated as of November 14, 2000 (the "Registration
                                                                   ------------
Rights Agreement"), the parties entered into a Contribution Agreement and Plan
----------------
of Reorganization and Merger, dated as of the date of the Registration Rights Agreement (the "Merger Agreement"), by and among the Company, Earlychildhood.com
                ----------------
LLC, a California limited liability company ("Earlychildhood"), SmarterKids.com,
                                              --------------
Inc., a Delaware corporation ("SmarterKids"), and S-E Educational Merger Corp.,
                               -----------
a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger
                                                                      ------
Sub").

          B. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions set forth therein, on April 30, 2001, the combination of Earlychildhood and SmarterKids was effected through (i) the contribution to the Company by the holders of LLC Interests (as defined in the Merger Agreement) of all of the right, title and interest in and to their entire ownership interest in Earlychildhood (the "Contribution") and (ii) the merger of Merger Sub with
                        ------------
and into SmarterKids such that SmarterKids became a wholly-owned subsidiary of the Company (the "Merger" and, collectively with the Contribution, the
                  ------
"Transactions").
-------------

          C. Concurrent with the execution and delivery of the Registration Rights Agreement, and as a condition and inducement to the parties' willingness to enter into the Merger Agreement, certain holders of LLC Interests in Earlychildhood and certain stockholders of SmarterKids entered into a Lockup Agreement, dated as of the date of the Registration Rights Agreement (the

"Lockup Agreement"), pursuant to which such persons agreed, among other things,
-----------------
not to sell the shares of Common Stock such persons received in the Transactions until the earlier to occur of (i) 180 days from the Effective Time (as defined in the Merger Agreement) and (ii) the date upon which a secondary offering of the Company's Common Stock for the purposes of effecting the orderly sale of such shares has been consummated.

          D. The Holders (as defined herein) entered into the Registration Rights Agreement for the purpose of providing a single, comprehensive, agreement governing the resale registration by the Company for the benefit of the Holders of the Common Stock of the Company received by the Holders in the Transactions.

          E. On March 13, 2001, Earlychildhood, SmarterKids, the Company and Merger Sub entered into Amendment No. 1 to the Merger Agreement to provide, among other things, that, upon consummation of the Transactions, each outstanding share of common stock of SmarterKids would be converted into the right to receive 0.125 shares of the Common Stock of the Company, instead of the 1 share of Common Stock of the Company originally provided for in the Merger Agreement.

          F. The Holders (as defined herein) and the Company desire to enter into this Agreement for the purpose of amending and restating the Registration Rights Agreement to reflect Amendment No. 1 to the Merger Agreement.

                                   AGREEMENT:
                                   ---------

          NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements of the parties contained herein, the parties agree as follows:

          1. Definitions. As used herein, the terms below shall have the
             -----------
following meanings. Any such term, unless the context otherwise requires, may be used in the singular or plural, depending upon the reference.

          "Affiliate" shall have the meaning provided in the Exchange Act and
           ---------
the rules and regulations of the SEC promulgated thereunder.

          "Common Stock" shall mean the common stock, par value $0.01 per share,
           ------------
of the Company.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

          "Demand Holder" means any Holder or group of Holders controlling at
           -------------
least 20% of the Registrable Securities then outstanding.

          "Form S-3" shall mean such form under the Securities Act as in effect
           --------
on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of comparable information by reference to other documents filed by the Company with the SEC.

          "Holder" shall mean any Person who is the record owner of (i)
           ------
Registrable Securities or (ii) other securities of the Company convertible into, or exercisable for, Registrable Securities, or any assignee thereof in accordance with Sections 13 and 26 hereof. The identity of the Holders shall be set forth on Schedule A which shall be revised from time to time as appropriate.

          "Initiating Holders" shall have the meaning provided in Section 2(b).
           ------------------

          "Other Stockholders" shall mean (i) any officers or directors of the
           ------------------
Company with respect to securities of the Company which are not Registrable Securities, (ii) any Holders with respect to securities of the Company which are not Registrable Securities and (iii) all other stockholders of the Company who are entitled, by contract with the Company, to have securities included in a registration; it being understood, in each case, that the only securities of the Company to be registered hereunder shall be shares of Common Stock.

          "Person" shall mean an individual, partnership, limited liability
           ------
company, joint venture, corporation, trust or unincorporated organization or any other similar entity.

          "Register," "registered," and "registration" shall refer to a
           --------    ----------        ------------
registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

          "Registrable Securities" shall mean (a) shares of Common Stock
           ----------------------
beneficially owned by any Holder which were received in the Transactions, (b) shares of Common Stock issuable upon conversion or exercise of any convertible securities, warrants, options or rights beneficially owned by any Holder which were received in the Transactions or (c) any Common Stock of the Company issued to a Holder as (or issuable upon the conversion or exercise of any warrant, option, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any of the securities described in (a) or (b) above; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as (i) they have not, after the Closing Date (as defined in the Merger Agreement), been sold to or through a broker or dealer or underwriter in a public distribution or otherwise pursuant to an effective Registration Statement under the Securities Act or (ii) they have not, after the Closing Date (as defined in the Merger Agreement), been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(l) thereof (including any sale pursuant to Rules 144 or 145 of the Securities Act or any similar provision) so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale. In no event shall any securities of the Company other than Common Stock (or any successor security) constitute Registrable Securities.

          The number of shares of "Registrable Securities then outstanding"
                                   ---------------------------------------
shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities. The number of shares of Registrable Securities owned by any Holder shall be deemed to include the number of shares of Common Stock issuable pursuant to equity securities convertible into, or exercisable for, convertible securities (regardless of whether such securities are then convertible or exercisable, except for compensatory stock options, which shall not be deemed outstanding unless they have vested).

          "Securities Act" shall mean the Securities Act of 1933, as amended.
           --------------

          "SEC" shall mean the Securities and Exchange Commission, or any other
           ---
federal agency at the time administering the Securities Act.

          2. Request for Registration.
             ------------------------

          (a) Demand Rights; General.  If the Company shall receive at any time
              ----------------------
after the date 180 days after the Closing Date (as defined in the Merger Agreement), a written request from a Demand Holder that the Company file a registration statement under the Securities Act covering the registration of such Registrable Securities as shall be identified in the notice, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of Sections 2(c) and 2(d), use its best efforts to effect within ninety (90) days of the receipt of such request, and in any event as soon as practicable, the registration on a Form S-1 registration statement under the Securities Act for resale of all Registrable Securities which the Holders request to be registered within fifteen (15) business days of receipt by each Holder from the Company of notice of the pending registration. Such notice shall be provided by the Company to all non-requesting Holders in accordance with
Section 22 promptly after receipt of notice by it from the Demand Holder initiating the registration request.

          (b) Underwriter; Cut-back.  If the Demand Holder initiating the
              ---------------------
registration request under Section 2(a) or Section 12 (the "Initiating Holder")
                                                            -----------------
intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of the request made pursuant to this Agreement and the Company shall include such information in the written notice to be delivered by the Company referred to in such Section. The selection of the managing underwriter by the Initiating Holder in any registration under this Section 2 shall require the consent of a majority of the Company's Board of Directors, such consent not to be unreasonably withheld. In the case of an underwritten offering, the right of any Holder to include Registrable Securities in such registration and the right of any Other Stockholder to include shares of Common Stock in such registration shall be conditioned upon such Holder's or Other Stockholder's, as applicable, participation in such underwriting on customary terms. All Holders and Other Stockholders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Agreement, if the underwriter advises the Initiating Holder in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holder shall so advise the Company which shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto and all Other Stockholders having securities which would otherwise be underwritten pursuant hereto, and (i) first, the number of shares of the Company held by Other Stockholders (other than Registrable Securities) shall be excluded from such underwriting on a pro rata basis according to the total number of securities (other than Registrable Securities) requested for registration by such Other Stockholder to the extent deemed advisable by the managing underwriter, including down to zero and (ii) thereafter, if a further limitation of the number of shares is required, the number of shares of Registrable Securities that may be included in the underwriting shall be allocated on pro rata basis among all Holders according to the total amount of Registrable Securities requested for registration by each selling Holder. If any Holder of Registrable Securities or Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such Person may elect to withdraw therefrom by written notice to the Company, and the securities so withdrawn shall also be withdrawn from the registration. If the managing underwriter has not limited the number of Registrable Securities and other securities to be underwritten, the Company may include securities for its own account in such registration, if the managing underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

          (c) Limit on Demand Registrations.  The Company is obligated to effect
              -----------------------------
only two (2) Demand Registrations pursuant to Section 2(a) and is obligated to effect such Demand Registration only so long as the Registrable Securities subject to such Demand Registration have a fair market value (based on the closing market price on the trading day immediately prior to the date of the written request referred to in Section 2(a) (as reported in the Wall Street Journal), of not less than $10,000,000). For purposes of this Section 2(c), no such Demand Registration shall be deemed to have taken place unless (i) the registration statement filed pursuant to such Demand Registration has been declared effective by the SEC and sales of the securities have been permitted consistent with the plan of distribution described in the registration statement or (ii) a Demand Registration shall be forfeited by operation of Section 6.

          (d) Right to Defer; General.  Notwithstanding the foregoing, if the
              -----------------------
Company shall furnish to the Holders requesting a registration statement pursuant to this Section 2 a certificate signed by the Secretary of the Company stating that, in the good faith judgment of the Board of Directors of the Company as set forth in a duly adopted written resolution, it would be materially detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore necessary to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holder, provided, however, that the Company may not utilize this right more than once in any twelve month period.

          3. Company Registration. If (but without any obligation to do so) the
             --------------------
Company proposes to register (other than a registration effected by the Company pursuant to Section 2 or Section 12 of this Agreement) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than (i) a registration relating to the sale of securities to participants in a Company stock plan, (ii) a registration on any form which does not include or incorporate by reference substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or (iii) a SEC Rule 145 transaction), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within fifteen (15) business days after delivery of such notice by the Company in accordance with Section 23 hereof, the Company shall cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered subject to the underwriter cutback and other provisions of Section 8 hereof.

          4. Obligations of the Company. Whenever required under this Agreement
             --------------------------
to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) SEC Filing.  Prepare and file with the SEC a registration
              ----------
statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days or until all of the shares of Common Stock registered thereunder are sold, whichever occurs sooner.

          (b) Amendments.  Prepare and file with the SEC such amendments and
              ----------
supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, and furnish such copies thereof to the Holders and any underwriters as they may reasonably request.

          (c) Prospectus.  Furnish to the Holders and any underwriters such
              ----------
numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them, and cause all related filings to be made with the SEC as required by Rule 424.

          (d) Blue Sky Qualification.  Use all reasonable commercial efforts to
              ----------------------
register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders and any underwriters, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) Underwriting Agreement.  In the event of any underwritten public
              ----------------------
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, provided that such managing underwriter has been selected, to the extent applicable, consistent with the provisions of Section 2(b). Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Prospectus Delivery.  Promptly notify each Holder of Registrable
              -------------------
Securities covered by the registration statement at any time when the Company becomes aware of the happening of any event as a result of which the registration statement or the prospectus included in such registration statement or any supplement to the prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement the registration statement or the prospectus in order to comply with the Securities Act, whereupon, in either case, each Holder shall immediately cease to use such registration statement or prospectus for any purpose and, as promptly as practicable thereafter, the Company shall prepare and file with the SEC, and furnish without charge to the appropriate Holders and managing underwriters, if any, a supplement or amendment to such registration statement or prospectus which will correct such statement or omission or effect such compliance and such copies thereof as the Holders and any underwriters may reasonably request.

          5. Furnish Information. It shall be a condition precedent to the
             -------------------
obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable

Securities. Such information shall be used specifically for inclusion in the registration statement and the prospectus and any supplement thereto with respect to the Registrable Securities. The selling Holders shall promptly notify the Company at any time when any such Holder becomes aware that any information furnished pursuant to this Section 5 becomes materially incorrect.

          6. Expenses of Demand Registration. All expenses other than
             -------------------------------
underwriting discounts and commissions and stock transfer taxes incurred in connection with the registration and sale of Registrable Securities pursuant to
Section 2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, reasonable fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company, which counsel the Company may request be the Company's counsel if such counsel is reasonably acceptable to the Initiating Holders and, if not, shall be selected by the Initiating Holders; provided, however, that in the event the Holders retain separate counsel, the reasonable fees and expenses to be reimbursed shall not exceed $50,000 in a subsequent registration without the prior consent of the Company. Notwithstanding the foregoing, however, in the event a registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (other than as a result of information concerning the business or financial condition of the Company which is made known to the Holders after the date on which such registration was requested), then either (i) such expenses shall be borne solely by the Initiating Holders and not by the Company (in which case all Holders participating in such registration shall bear such expenses pro rata based on the Registrable Securities to be registered), or (ii) one of the demand registration rights provided for in Section 2(a) shall be deemed forfeited. The election permitted by the previous sentence shall be made by the Initiating Holders in proportion to the Registrable Securities to be registered by each.

          7. Expenses of Company Registration. The Company shall bear and pay
             --------------------------------
all expenses incurred in connection with any registration, filing or qualification of Registrable Securities pursuant to Section 3, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and fees and disbursements of one counsel for the selling Holders selected by them (which the Company may request be the Company's counsel if such counsel is reasonably acceptable to such selling Holders), but excluding underwriting discounts and commissions and stock transfer taxes relating to Registrable Securities; provided, however, that in the event the Holders retain separate counsel, the reasonable fees and expenses to be reimbursed shall not exceed $20,000 in a subsequent registration without the prior consent of the Company.

          8. Underwriting Requirements. In connection with any offering
             -------------------------
contemplated by this Agreement which constitutes an underwriting, the Company shall not be required to include any of the Holders' Registrable Securities or any securities of any Other Stockholders in such underwriting unless such Holders or Other Stockholders, as applicable, accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the person(s) entitled to select the underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company, such determination to be confirmed in writing upon the request of any Holder. If the total amount of Registrable Securities or other securities requested by Holders and Other

Stockholders, as applicable, to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only (i) that number of Registrable Securities (up to 100% of the Registrable Securities requested to be included in such registration) which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among all selling Holders according to the total amount of Registrable Securities requested for registration by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders) and (ii) if all Registrable Securities requested for registration by the selling Holders are included in such offering, that number of securities of the Company which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among all Other Stockholders according to the total amount of securities (other than Registrable Securities) requested for registration by such Other Stockholders). If any Holder of Registrable Securities or Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such Person may elect to withdraw therefrom by written notice to the Company, and the securities so withdrawn shall also be withdrawn from the registration.

          9. Delay of Registration. No Holder shall have any right to obtain or
             ---------------------
seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

          10. Indemnification. In the event any Registrable Securities are
              ---------------
included in a registration statement under this Agreement:

          (a) Indemnification by the Company.  To the fullest extent permitted
              ------------------------------
by law, the Company will indemnify and hold harmless each Holder and its officers, directors, stockholders, partners, owners and agents, any underwriter (as defined in the Securities Act) for such Holder, and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a
 ---------
material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by one law firm retained by them, plus appropriate local counsel in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to which any Holder, underwriter or controlling person may become subject to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person.

          (b) Indemnification by Selling Holder.  To the fullest extent
              ---------------------------------
permitted by law, each selling Holder severally, but not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this
Section 10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this Section 10(b) exceed the net after-tax proceeds from the offering actually received by such Holder.

          (c) Procedures.  Promptly after receipt by an indemnified party under
              ----------
this Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel (plus appropriate local counsel), with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 10 to the extent (and only the extent) that it is actually prejudiced thereby, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

          (d) Contribution.  If the indemnification provided for in this Section
              ------------
10 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified parties on the other in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that in no event shall the liability of any selling Holder hereunder be greater in amount than the difference between the dollar amount of the net after-tax proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation and all amounts previously contributed by such Holder with respect to such losses, claims, damages, liabilities and expenses. The amount paid or payable to a party as a result of the losses, claims damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (e) Survival.  The obligations of the Company and Holders under this
              --------
Section 10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

          11. Reports Under Exchange Act. With a view to making available to the
              --------------------------
Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration generally or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

          (b) use all reasonable commercial efforts, including voluntarily registering its Common Stock under Section 12 of the Exchange Act, to qualify for registration on Form S-3 for the sale of their Registrable Securities as soon as it becomes eligible to file such resale registration statement;

          (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual and/or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          12.  Form S-3 Registration.  In case the Company shall receive from
               ---------------------
any Holder or Holders of at least the lesser of (x) 625,000 shares of Common Stock (adjusted for all stock splits or similar transactions) or (y) Registrable Securities with a fair market value, based on the closing market price on the trading day immediately prior to the date of notice (as reported in the Wall Street Journal), of not less than $2,500,000, a written request or requests that the Company effect a registration on Form S-3 and any related reasonable qualification or compliance with respect to such Registrable Securities, the Company will:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

          (b) as soon as practicable, effect such registration and all such qualifications and compliance as may be so requested and as would permit or facilitate the sale and distribution of all or a portion of each such Holder's Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities or other securities, as the case may be, of any other Holder or Other Stockholder, as applicable, joining in such request as are specified in a written request given within ten (10) business days after delivery of such notice by the Company in accordance with
          Section 23 hereof; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 12: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Company shall furnish to the Holders a certificate signed by the Secretary of the Company stating that in the good faith judgment of the Board of Directors of the Company as set forth in a duly adopted written resolution, it would be detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the

          Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after receipt of the request of the Holders under this Section 12; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (iii) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations for the Holders pursuant to Section 2 and/or this Section 12; or (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as reasonably practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with such registrations requested by the Holders, including (without limitation) all registration, filing, qualification, printer's and accounting fees, the reasonable fees and disbursements of counsel for the Company and the reasonable fees and expenses of one counsel for the selling Holders, which counsel the Company may request be the Company's counsel if such counsel is reasonably acceptable to such selling Holders and, if not, shall be selected by the Initiating Holders; provided, however, that (i) the underwriters' discounts or commissions and stock transfer taxes associated with Registrable Securities shall not be borne by the Company, but shall be borne by the applicable Holders of such Registrable Securities and (ii) in the event the Selling Holders retain separate counsel, the reasonable fees and expenses reimbursed shall not exceed $25,000 ($12,500 if the registration is not underwritten) without the prior consent of the Company. Registrations effected pursuant to this Section 12 shall not be counted as demands for registration effected pursuant to Section 2.

          (d) For purposes of this Section 12, the provisions of Section 4 applicable to Form S-3 offerings shall apply and, if any such registration is to be an underwritten offering, such registration shall be subject to underwriter, cut-back and other provisions as provided in Section 2(b).

          13.  Assignment of Registration Rights.  Except as otherwise provided
               ---------------------------------
herein, the rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned only to a purchaser, assignee or transferee (each a "transferee") of in excess of 125,000 of the underlying Registrable Securities (as adjusted for all stock splits or similar transactions); provided, however, that such transferee must be (i) a member, partner or stockholder of such Holder and be receiving such Registrable Securities upon distribution by such Holder of all Registrable Securities held by such Holder to its members, partners or stockholders in accordance with their proportionate ownership of the Holder, or (ii) an Affiliate of the Holder; and, provided, further, that such transferee must have executed a joinder agreement substantially in the form of Exhibit 1 and become bound to this Agreement. The Company may, at is election, require that this covenant be enforced by requiring all Holders to legend their share certificates in a manner consistent with the provisions of this Agreement.

        14.  Limitations on Subsequent Registration Rights.  From and after the
            ---------------------------------------------
date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the then outstanding shares Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under Sections 2, 3 or 12 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holders which are included; provided, however, that this Section 14 shall not apply to issuances to employees, directors or consultants approved by the Board of Directors.

        15.  "Market Stand-Off" Agreement.  Each Holder hereby agrees that for
              ----------------------------
a period of ninety (90) days after any registration effected subsequent hereto pursuant to Sections 2, 3 or 12 (provided the Holders are given written notice of the offering and the right to participate therein as provided for in this Agreement), such Holder shall not, unless otherwise agreed to by the managing underwriters, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that all executive officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements. In addition, each Holder agrees to acknowledge the undertaking provided for in this Section 15 by entering into customary written "lock-up" agreements with the managing underwriters of the relevant underwriting. This requirement shall not apply to a Holder that, at the time of receipt of the referenced notice from the Company, (a) beneficially owned less than 1% of the outstanding shares of each class of the capital stock of the Company, (b) is not an Affiliate or an employee of the Company and (c) waives any further benefits of this Agreement for it or any subsequent assignee or transferee of its Registrable Securities.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

        16.  Amendment of Registration Rights.  Any provision of this Agreement
             --------------------------------
may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the then outstanding shares of Registrable Securities; provided, however, that if any amendment proposed hereunder would reasonably be expected to adversely affect any right granted to a specific Holder herein (including the rights granted in Section 2(a)(i)), such amendment shall require the consent of such Holder. Any amendment or waiver effected in accordance with this Section 16 shall be binding upon each Holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities and the Company.

        17.  Termination.  The rights provided in this Agreement shall
             -----------
terminate on the earlier of (i) five years from the Closing Date (as defined in the Merger Agreement), or (ii) once the Company has registered the resale of all of the shares of Registrable Securities under the Exchange Act.

        18.  Governing Law.  This Agreement shall be construed in accordance
             -------------
with and governed by the laws of the State of Delaware (without giving effect to its conflicts of law principles), except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern.

        19.  Counterparts.  This Agreement may be executed in two or more
             ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        20.  Titles and Subtitles.  The titles and subtitles used in this
             --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        21.  Negotiation of Agreement. Each party hereto represents and agrees
             ------------------------
with each other that it has been represented by or had the opportunity to be represented by, independent counsel of its own choosing, and that it has had the full right and opportunity to consult with its respective attorney(s), that to the extent, if any, that it desired, it availed itself of this right and opportunity, that it or its authorized officers (as the case may be) have carefully read and fully understand this Agreement in its entirety and have had it fully explained to them by such party's respective counsel, that each is fully aware of the contents thereof and its meaning, intent and legal effect, and that it or its authorized officer (as the case may be) is competent to execute this Agreement and has executed this Agreement free from coercion, duress or undue influence. This Agreement is the product of negotiations between the parties hereto represented by counsel and any rules of construction relating to interpretation against the drafter of an agreement, shall not apply to this Agreement and are expressly waived.

        22.  Notices.  Any notice, request, instruction or other document to
             -------
be given hereunder by any party hereto to another party hereto shall be in writing, shall be deemed to have been duly given or delivered when delivered personally or telecopied (receipt confirmed, with a copy sent by reputable overnight courier), or one business day after delivery to a reputable overnight courier, postage prepaid, to the address of the party on file with the Secretary of the Company.

        23.  Severability.  If one or more provisions of this Agreement are
             ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

        24.  Further Assurances.  Each of the parties shall, without further
             ------------------
consideration, use reasonable efforts to execute and deliver such additional documents and take such other action as the other parties, or any of them may reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.

        25.  Successors and Assigns.  This Agreement shall be binding upon and
             ----------------------
all rights hereto shall inure to the benefit of the Company, its successors and permitted assigns, and shall be binding upon and all rights hereto shall inure to the benefit of the other parties hereto and their respective heirs, successors and permitted assigns.

        26.  Entire Agreement.  This Agreement embodies the entire agreement and
             ----------------
understanding of the parties hereto in respect of the actions and transactions contemplated by this Agreement. There are no restrictions, promises, inducements, representations, warranties, covenants or undertakings with regard to the registration of the Company's capital stock pursuant to the Securities Act, other than those expressly set forth or referred to in this Agreement.

                            (Signature Page Follows)

          IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Registration Rights Agreement to be duly executed as of the date first above written.

                              LEARNINGSTAR CORP.



                              By:          /s/ Ronald Elliott
                                    ---------------------------------------
                                    Name:  Ronald Elliott
                                    Title: Chief Executive Officer

                              EDUCATIONAL SIMON, L.L.C., a Delaware limited liability company



                              By:          /s/ Robert W. MacDonald
                                    ---------------------------------------
                                    Name:  Robert W. MacDonald
                                    Title: President

                              ACACIA CAPITAL PARTNERS, LLC, a California limited liability company



                              By:          /s/ C.D.N. Thomas
                                    ---------------------------------------
                                    Name:  C.D.N. Thomas
                                    Title: Partner

                              NORTH BRIDGE VENTURE PARTNERS III, L.P.

                                By: NORTH BRIDGE VENTURE MANAGEMENT III, L.P.,
                                    its General Partner

                                    By:       /s/ Richard A. D'Amore
                                       ------------------------------------
                                       Name:  Richard A. D'Amore
                                       Title: General Partner

                              COMMONWEALTH CAPITAL VENTURES II, L.P.

                                By: COMMONWEALTH CAPITAL VENTURES II, L.P., its
                                    General Partner


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


                              RONALD PHELAN, an Individual


                                       /s/ Ronald Phelan
                              -----------------------------------
                                       Ronald Phelan



                              RICHARD PHELAN, an Individual


                                      /s/ Richard Phelan
                              -----------------------------------
                                      Richard Phelan



                              RANDY DEAN, an Individual


                                        /s/ Randy Dean
                              -----------------------------------
                                        Randy Dean


                              DR. JUDITH HERR, an Individual



                              -----------------------------------
                                      Dr. Judith Herr


                              STEPHEN KAPLAN, an Individual


                                      /s/ Stephen Kaplan
                              -----------------------------------
                                      Stephen Kaplan

                              DAVID BLOHM, an Individual



                              -----------------------------------
                                       David Blohm



                              JEFF PUCCI, an Individual



                              -----------------------------------
                                        Jeff Pucci



                              RICHARD VIARD, an Individual



                              -----------------------------------
                                      Richard Viard


                              ALBERT NOYES, an Individual



                              -----------------------------------
                                        Albert Noyes


                              RICHARD SECOR, an Individual


                              -----------------------------------
                                       Richard Secor



                              RICHARD D'AMORE, an Individual


                                      /s/ Richard D'Amore
                              -----------------------------------
                                      Richard D'Amore



                              MICHAEL FITZGERALD, an Individual



                              -----------------------------------
                                     Michael Fitzgerald

                              MICHAEL KOLOWICH, an Individual



                              -----------------------------------
                                      Michael Kolowich


                              BRIAN HICKEY, an Individual


                                      /s/ Brian Hickey
                              -----------------------------------
                                      Brian Hickey


                              ROBERT CAHILL, an Individual


                                      /s/ Robert Cahill
                              -----------------------------------
                                      Robert Cahill



                              THE MAIR FAMILY 1984 LIVING TRUST


                                      /s/ Jeffrey R. Mair
                              -----------------------------------
                                      Jeffrey R. Mair, Trustee



                                      /s/ Gloria June Mair
                              -----------------------------------
                                      Gloria June Mair, Trustee


                              THE JENNIFER A. MAIR 1999 IRREVOCABLE TRUST


                                       /s/ Peter K. Mair
                              -----------------------------------
                                       Peter K. Mair, Trustee

                              THE JASON P. MAIR 1999 IRREVOCABLE TRUST


                                       /s/ Peter K. Mair
                              -----------------------------------
                                       Peter K. Mair, Trustee


                              RONALD ELLIOTT, an Individual


                                       /s/ Ronald Elliott
                              -----------------------------------
                                       Ronald Elliott

                                  SCHEDULE A


                                   HOLDERS:

Educational Simon, L.L.C.
Acacia Capital Partners, LLC
North Bridge Venture Partners III, L.P.
Commonwealth Capital Ventures II, L.P.
Ronald Phelan
Richard Phelan
Randy Dean
Dr. Judith Herr
Stephen Kaplan
David Blohm
Jeff Pucci
Richard Viard
Albert Noyes
Richard Secor
Richard D'Amore
Michael Fitzgerald
Michael Kolowich
Brian Hickey
Robert Cahill
The Mair Family 1984 Living Trust
The Jennifer A. Mair 1999 Irrevocable Trust
The Jason P. Mair 1999 Irrevocable Trust
Ronald Elliott

                                  Schedule A
                                  ----------